SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934


      Date of Report (Date of earliest event reported)  November 22, 1995

               PAINE WEBBER QUALIFIED PLAN PROPERTY FUND FOUR, LP
             (Exact name of registrant as specified in its charter)

Delaware                         0-15036                            04-2841746

(State or other jurisdiction)    (Commission                     (IRS Employer
        of incorporation          File Number)              Identification No.)



265 Franklin Street, Boston, Massachusetts                 02110
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code (617) 439-8118


     (Former name or address, if changed since last report)

                               FORM 8-K
                             CURRENT REPORT

               PAINE WEBBER QUALIFIED PLAN PROPERTY FUND FOUR, LP

ITEM 2 - DISPOSITION OF ASSETS

  The Corner at Seven Corners - Fairfax County, Virginia

  Disposition Date - November 22, 1995

On November 22, 1995, the borrower of the Corner at Seven Corners loan prepaid the Partnership's first leasehold mortgage loan secured by The Corner at Seven Corners Shopping Center and purchased the Partnership's interest in the underlying land for total consideration of $9,628,000. The principal balance of the mortgage loan was $6,188,000 plus interest accrued through November 22, 1995 of $42,543. The cost of the land was $2,062,000. Pursuant to the ground lease, the Partnership received $1,377,500 in excess of its land investment as its share of the appreciation in value of the operating investment property above a specified base amount. The net proceeds from this prepayment transaction are expected to be distributed to the Limited Partners as part of a special distribution to be paid during the second quarter of fiscal 1995.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

  (a)  Financial Statements:  None

  (b)  Exhibits:

     (1) Affidavit of Owner between PaineWebber Qualified Plan Property Fund Four, LP, and The Corner Associates.

     (2) Special Warranty Deed between PaineWebber Qualified Plan Property Fund Four, LP, and The Corner Associates.

     (3) Satisfaction of Mortgage between PaineWebber Qualified Plan Property Fund Four, LP, and The Corner Associates.




                            FORM 8-K

                         CURRENT REPORT

               PAINE WEBBER QUALIFIED PLAN PROPERTY FUND FOUR, LP



                           SIGNATURES



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          PAINE WEBBER QUALIFIED PLAN
                           PROPERTY FUND FOUR, LP
                                  (Registrant)





                         By:/s/ Walter V. Arnold
                           Walter V. Arnold
                           Senior Vice President and
                           Chief Financial Officer



Date:  December 6, 1995


Exhibit 2
                     FIRST AMERICAN TITLE INSURANCE COMPANY
                           OWNER'S/SELLERS AFFIDAVIT

          (To Induce Sale and/or Loan on Premises and Title Insurance


STATE OF                    ) ss:
         ----------------------
COUNTY OF                     )
          -------------------


          The undersigned owner(s) being first duly sworn on oath, deposes and says, that they are the owners of the land and the Landlord under the ground lease on the land (the `Premises'') known and described as:

                           SEE ATTACHED EXHIBIT ``A''


and as further described in First American Title Insurance Company's Commitment No. 95-09-580FX.

     That, as owner(s), they have personal knowledge of the facts sworn to in this Affidavit and has the power and authority to execute this Affidavit.

     That the owner is a limited partnership, and said partnership is in Good Standing in the Sate of Delaware and that the partnership is still in full force and effect with no changes to the original partnership agreement except by amendments already disclosed to this Company.

     That no proceedings in Bankruptcy or receivership have been institutes by or against Owner and the Owner has never made an assignment for the benefit of creditors.

     That there is no action or proceeding now pending in any state or federal court in the United States to which the Owner is a party and which affects the Premises; nor is there any state or federal court judgment, state or federal tax lien, or any other sate or federal lien of any nature against Owner which may constitute a lien charge upon the Premises.

     That the Owner has not caused any work, services, or labor to be done, nor any fixtures, apparatus or material to be furnished, in connection with, or to, the said Premises, expect such material, fixtures, work apparatus, labor or services as have been fully and completely paid for.


     Except as set forth in the aforesaid Commitment, there are no recorded or unrecorded mortgages, improvement loans, chattel mortgages, conditional bills of sale, contracts of sale, (except that in connection with which this affidavit is given), written leases, retention agreements, security agreements, agreements not to sell or encumber, financing statements or personal property leases which affect the Premises to which the Owner is a party or which affect any fixtures, appliances, or equipment now installed in or on the Premises to which the Owner is a party.

     That The Corner Associates, a Virginia limited partnership, is the Lessee under the ground lease and the undersigned as Lessor has made no assignment of the ground lease and, to the best of the undersigned's knowledge, no assignment of the ground lease has been made by the Lessee.

     That the conveyance of the property described on Exhibit A attached hereto does not constitute the disposal of all or substantially all of the assets of the Partnership.

     That the Owner is not a foreign person, foreign trust or other foreign entity as those terms are defined in or contemplated by Section 1445 of the Internal Revenue Code of 1986, as amended, and regulations promulgated pursuant thereto.

     That the federal taxpayer identification number of the Owner is 04-2841746.

     The address of the principal place of business of the Owner is 265 Franklin Street, Boston, Massachusetts.

Paine Webber Qualified Plan Property Fund Four, L.P., a Delaware limited partnership.

     By:  Fourth Qualified Properties, Inc.
          its General Partner

                         By:  /s/ Lawrence A. Cohen
                         Name:     Lawrence A. Cohen
                         Title:    President and CEO


     Subscribed and sworn to before me this 20th day of November, 1995.
                              /s/ Elisa A. Bell
                              Notary Public

                              Elisa A. Bell
                              Print Name of Notary
                              NOTARY PUBLIC, STATE OF NEW YORK
                              No. 03-4818330
                              Qualified in Bronx County
                              My Commission Expires: 6/30/96



Exhibit 3



                             SPECIAL WARRANTY DEED

         (The Seven Corners Shopping Center, Fairfax County, Virginia)

     THIS SPECIAL WARRANTY DEED, (this `Deed'') is made as of             ,
                                                              ------------
1994, by PAINE WEBBER QUALIFIED PLAN PROPERTY FUND FOUR, LP, a Delaware Limited Partnership, (`Grantor''), to and in favor THE CORNER ASSOCIATES, A LIMITED PARTNERSHIP, a Virginia limited partnership (also know of record as The Corner Associates, a Virginia limited partnership) (`Grantee'').

                              W I T N E S S E T H:

     THAT, in consideration of the sum of One Dollar ($1.00) cash in hand paid, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the Grantor, Grantor by these presents does hereby grant, bargain, sell and convey unto grantee to have and to hold in fee simple, that certain parcel of real property lying and being situate in Fairfax County, Virginia (the `Property''), as the same is legally and particularly described in Exhibit A Property conveyed hereby includes without limitation all improvements and fixtures located on, under or above the Property.

    TOGETHER WITH all of the ways, easements, rights, covenants, benefits, rights-of-ways, agreements, privileges, and appurtenances to the same belonging, enjoyed by, or in any way benefiting or appertaining; all rights of Grantor in and to any and all adjoining public and private streets, roadways, and rights of way, and any privately owned water and sewer lines serving the Property; and all the estate, right, title, interest and claim, either at law or in equity, or otherwise however, of Grantor of, in, to or out of the Property.

     SUBJECT to all easements, rights-of-way, liens, covenants, restrictions or other matters of record as of the day of this conveyance that by their terms affect the Property, Grantor covenants that it will warrant specially unto Grantee the Property hereby conveyed, and that Grantor will execute such further assurances of the Property hereby conveyed as may be necessary or appropriate.

     Grantor and Grantee hereby acknowledge and agree that the conveyance of the Property to Grantee pursuant to this Deed is intended to constitute a merger of Grantee's interests as Lessee and Lessor under that certain Ground Lease, dated January 9, 1985 between Grantor and Grantee, as amended to date (the `Ground Lease'), and that from and after the date hereof, the Ground Lease, together with that certain Notice of Ground Lease, dated January 9, 1985 and recorded among the Land Records of Fairfax County, Virginia in Deed Book 6081 at page 1279, as amended to date (the `Notice of Ground Lease''), shall be extinguished and of no further force or effect.

     To facilitate execution, this Deed may be executed in as many counterparts as may be required; and it shall not be necessary that the signature of each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of each party, or that the signatures of the persons required to bind any party, appear on one or more of such counterparts. All counterparts shall collectively constitute a single agreement.

(signatures begin on the following page)


     IN WITNESS WHEREOF, GRANTOR has caused this Deed to be executed and delivered by its authorized representative under seal as its free act and deed for the uses and purposes herein contained as of the date and year first-above written.

                                     GRANTOR:

WITNESS:                           PAINE WEBBER QUALIFIED PLAN
                                   PROPERTY FUND FOUR L.P., a Delaware limited
                                   partnership
/S/ Maria Suarez
                                   By: Fourth Qualified Properties, Inc., a
                                   Delaware corporation, General Partner

                                   By:  /s/ Lawrence A. Cohen
                                   Name:  Lawrence A. Cohen
                                   Title:  President and CEO


     Grantee has executed this Deed for the purpose of acknowledging and consenting to the extinguishment of the Ground Lease and the Notice of Ground Lease in conformity with the provisions of the Deed.

                                        GRANTOR:

                                   THE CORNER ASSOCIATES, A LIMITED
                                   PARTNERSHIP,
                                   A Virginia Limited Partnership

                                   By:  Corner GP, Inc.,
                                         A Washington Corporation,
                                         General Partner

                                   By;            (SEAL)
                                       Name:
                                       Title:

List of Exhibits
Exhibit A - Legal Description of Property


STATE OF NEW YORK)
                              ):SS
COUNTY OF BRONX               )

     Before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared this date November 20, 1995, personally well known (or satisfactorily proven) to me to be the person whose name is subscribed to the foregoing and annexed Instrument, who, being by me first duly sworn, did depose and state that he is the President and CEO of Fourth Qualified Properties, Inc., a Delaware corporation and the general partner of PaineWebber Qualified Plan Property Fund Four, LP, a Delaware limited partnership, which entity is a party to the foregoing and annexed Instrument, and that he, being duly authorized so to do, executed said Instrument on behalf of said entity as its free act and deed for the uses and purposes therein contained.

     WITNESS my hand and official seal this 20th day of November, 1995.
                         /s/ Elisa A. Bell
                         NOTARY PUBLIC, STATE OF NEW YORK

                         Elisa A. Bell
                         Print Name
My Commission Expires:  6/30/96

STATE OF                      )
         ----------------
                              ):SS
COUNTY OF                     )
          ----------
     Before me, a Notary Public in and for the jurisdiction aforesaid,
personally appeared this date             , personally well known  (or
                              ------------
satisfactorily proven) to me to be the person whose name is subscribed to the foregoing and annexed instrument, who, being by me first duly sworn, did depose
and state that he is the                      of Corner GP, Inc., a Washington
                         ---------------------
corporation and the general partner of The Corner Associates, a limited partnership, which entity is a party to the foregoing and annexed Instrument, and that he, being duly authorized so to do, executed said Instrument on behalf of said entity as its free act and deed for the uses and purposes therein contained.

     WITNESS my hand and official seal this     th day of              , 1995.
                                            ----          -------------
                         /s/
                            ------------------
                         NOTARY PUBLIC


                         Print Name
My Commission Expires:
                        ------------------




                                    EXHIBIT ``A''



Beginning at a point in the northeast line of Arlington Boulevard, Route 50, as widened, said point making the southwest corner of now or formerly The Village of Falls Church; thence continuing with the northeast line of Arlington Boulevard, Route 50, as widened, N. 63 degrees 00'18'W., 834.28 feet to a point; thence N. 63 degrees 29' 19'W., 54.66 feet to a point; thence 65.66 feet with the arc of a curve bearing to the left and having a radius of 2,010.08 feet (tangent length 32.83 feet, chord length 65.66 feet, chord bearing N. 63 degrees 59'40'W.) to a point marking the intersection of the northeast line of
Arlington Boulevard, Route 50, as widened with the southeast line of Wilson Boulevard, Route 613, as widened the following courses and distances. 80.04 feet with the arc of a curve bearing to the right and having a radius of 47.50 feet (tangent length 53.27 feet, chord length 70.90 feet, chord bearing N. 17 degrees 37'39'E) to the point of tangency of said curve; thence N. 65 degrees 54'12'E., 150.82 feet to a point; thence N. 62 degrees 33.03''E., 400.24 feet to a point in the southwest line of now or formerly The Village of Falls Church; thence departing the southeast line of Wilson Boulevard, Route 813, as widened, and continuing with the southwest line of now or formerly The Village of Falls Church, S. 31 degrees 08' 48'E., 508.34 feet to a point; thence S. 13 degrees 24' 56''E., 319,18 feet to the point of beginning and containing 281,609 square feet or 6.4648 acres, more or less.



                          CERTIFICATE OF SATISFACTION


    Place of Record:  Clerk's Office of the Circuit Court of Fairfax County,
                            Virginia


January 9, 1985      $6,188,000.00      6081/6081/6249      1295/1344/1015
Date of Note/        Face amount        Deed Book           Page
Deed of Trust        Secured


The Corner Associates, A Virginia limited partnership
                        Name(s) of Guarantor(s)/Maker(s)


Kathryn Bucher
                             Name(s) of Trustee(s)


     The undersigned, holder of the above mentioned note secured by the above-mentioned deed of trust to be produced before the clerk, do hereby certify that the same has been paid in full and the lien therein created and retained is hereby released. The undersigned further certifies that, when the note was satisfied, the holder of the note was entitled and authorized to receive the same and that the note has been either canceled and delivered to the person by whom it was paid, or has been lost or destroyed and cannot be produced as required by 55-63.3 of the Code of Virginia, as amended.

     Given under our hand this 20th date of November, 1995.

                              PAINE WEBBER QUALIFIED PLAN
                              PROPERTY FUND FOUR, L.P.,
                              A Delaware Limited Partnership

                              By:  Fourth Qualified Properties
                                    Inc., A Delaware Corporation,
                                    General Partner


                              By:  /s/ Lawrence A. Cohen
                              Name:  Lawrence A. Cohen
                              Title:  President and CEO

COMMONWEALTH OF MASSACHUSETTS
COUNTY/CITY OF SUFFOLK, to wit:

     Subscribed, sworn to and acknowledged before me by          on behalf of
                                                        --------
Paine Webber Qualified Plan Property Fund Four, L.P., this      day of November
                                                           ----
1995

     My Commission expires:
                           ---=============

                              Notary Public